Share Based Compensation (Details) - Schedule of compensation expense relating to share options granted to employees - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Schedule of compensation expense relating to share options granted to employees [Abstract]
Sales and marketing expenses		$ 79
General and administrative expenses		102
Research and development expenses		70
Total compensation expense		$ 251